AQR FUNDS

Supplement dated August 1, 2022 (“Supplement”)

to the Class I Shares, Class N Shares, and Class R6 Shares Summary Prospectus,

dated May 1, 2022, as amended (the “Summary Prospectus”),

of the AQR Alternative Risk Premia Fund (the “Fund”)

This Supplement updates certain information contained in the Summary Prospectus. Please review this important information carefully. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling (866) 290-2688, or by writing to AQR Funds, P.O. Box 2248, Denver, CO 80201-2248.

Effective August 31, 2022, the section of the Summary Prospectus entitled “Portfolio Managers” is hereby deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Jordan Brooks, Ph.D., M.A.	January 1, 2022	Principal of the Adviser
Andrea Frazzini, Ph.D., M.S.	August 31, 2022	Principal of the Adviser
John J. Huss	August 31, 2022	Principal of the Adviser
Yao Hua Ooi	September 19, 2017	Principal of the Adviser
Nathan Sosner, Ph.D.	May 1, 2019	Principal of the Adviser
Ashwin Thapar	January 1, 2022	Principal of the Adviser

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE